EXHIBIT 32.1
BABCOCK & WILCOX ENTERPRISES, INC.
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, E. James Ferland, Chairman and Chief Executive Officer of Babcock & Wilcox Enterprises, Inc., a Delaware corporation (“B&W”), hereby certify, to my knowledge, that:

(1)	B&W’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of B&W.

Dated: February 25, 2016	/s/ E. James Ferland
E. James Ferland
Chairman and Chief Executive Officer